      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1998
                                                     REGISTRATION NO. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             REGISTRATION STATEMENT
                                       ON
                                    FORM S-3

                                     UNDER

                           THE SECURITIES ACT OF 1933

                             --------------------

                           FAMILY GOLF CENTERS, INC.
             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                 11-3223246
(State or jurisdiction of incorporation    (I.R.S. Employer Identification No.)
            or organization)

                           Family Golf Centers, Inc.
                              538 Broadhollow Road
                            Melville, New York 11747
                                 (516) 694-1666
   (Address, Including Zip Code, and Telephone Number, Including Area Code,
                 of Registrant's Principal Executive Offices)

                     Dominic Chang, Chief Executive Officer
                           Family Golf Centers, Inc.
                              538 Broadhollow Road
                            Melville, New York 11747
                     (516) 694-1666 / (516) 694-0918 (Fax)
           (Name, Address, Including Zip Code, and Telephone Number,
                  Including Area Code, of Agent For Service)

                                   Copies to:

Kenneth R. Koch, Esq.                      Paul Jacobs, Esq.
Squadron, Ellenoff, Plesent &              Fulbright & Jaworski L.L.P.
  Sheinfeld, LLP                           666 Fifth Avenue
551 Fifth Avenue                           New York, New York 10103
New York, New York  10176                  (212) 318-3000/(212) 752-5958 (Fax)
(212) 661-6500/ (212) 697-6686 (Fax)

APPROXIMATE DATE OF PROPOSED SALE TO THE PUBLIC: AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.

IF THE ONLY SECURITIES BEING REGISTERED ON THIS FORM ARE BEING OFFERED PURSUANT TO DIVIDEND OR INTEREST REINVESTMENT PLANS, PLEASE CHECK THE FOLLOWING BOX. [ ]

IF ANY OF THE SECURITIES BEING REGISTERED ON THIS FORM ARE TO BE OFFERED ON A DELAYED OR CONTINUOUS BASIS PURSUANT TO RULE 415 UNDER THE SECURITIES ACT OF 1933, OTHER THAN SECURITIES OFFERED ONLY IN CONNECTION WITH DIVIDEND OR INTEREST REINVESTMENT PLANS, CHECK THE FOLLOWING BOX. [ ]

IF THIS FORM IS FILED TO REGISTER ADDITIONAL SECURITIES FOR AN OFFERING PURSUANT TO RULE 462(B) UNDER THE SECURITIES ACT, PLEASE CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING.
[X] FILE NO. 333-53503.

IF THIS FORM IS A POST-EFFECTIVE AMENDMENT FILED PURSUANT TO RULE 462(C) UNDER THE SECURITIES ACT, CHECK THE FOLLOWING BOX AND LIST THE SECURITIES ACT REGISTRATION STATEMENT NUMBER OF THE EARLIER EFFECTIVE REGISTRATION STATEMENT FOR THE SAME OFFERING. [ ] ________________.

IF DELIVERY OF THE PROSPECTUS IS EXPECTED TO BE MADE PURSUANT TO RULE 434, PLEASE CHECK THE FOLLOWING BOX. [ ]

                                     CALCULATION OF REGISTRATION FEE
===================================================================================================
                                                PROPOSED
                                                 MAXIMUM           PROPOSED
                                              OFFERING PRICE       MAXIMUM
TITLE OF EACH CLASS OF        AMOUNT TO BE         PER        AGGREGATE OFFERING     AMOUNT OF
SECURITIES TO BE REGISTERED    REGISTERED        SHARE(1)          PRICE(1)      REGISTRATION FEE
---------------------------------------------------------------------------------------------------
Common Stock, par value    575,000 shares(2)     $24.875         $14,303,125         $4,219.42
$.01 per share
===================================================================================================

(1) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended.


(2) Includes 75,000 shares of Common Stock which the Underwriters have the option to acquire solely to cover over-allotments, if any.

                 ----------------------------------------------

===============================================================================

       INCORPORATION BY REFERENCE OF REGISTRATION STATEMENT ON FORM S-3,
                               FILE NO. 333-53503

         Family Golf Centers, Inc. (the "Company") hereby incorporates by reference into the Registration Statement on Form S-3 in its entirety the Registration Statement on Form S-3, as amended (File No. 333-53503), declared effective on July 22, 1998 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein.

                                  SIGNATURES

         In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing this Registration Statment on Form S-3 ("Registration Statement") and authorized this Registration Statement to be signed on its behalf by the undersigned, in the city of Melville, State of New York on July 22, 1998.

                                            FAMILY GOLF CENTERS, INC.

                                            By: /s/ Jeffrey C. Key
                                               --------------------------------
                                               Jeffrey C. Key
                                               Chief Financial Officer

         In accordance with the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates stated.

      SIGNATURE                       TITLE                           DATE
      ---------                       -----                           ----

        *                    Chairman of the Board                July 22, 1998
_____________________        and Chief Executive
Dominic Chang                Officer (Principal
                             Executive Officer)

        *                    President, Chief Operating           July 22, 1998
_____________________        Officer, Assistant
Krishnan P. Thampi           Secretary, Treasurer and
                             Director

        *                    Chief Financial Officer              July 22, 1998
_____________________        (Principal Accounting and
Jeffrey C. Key               Financial Officer)

        *                    Director                             July 22, 1998
_____________________
Yupin Wang

                             Director                             July 22, 1998
_____________________
James Ganley

                             Director                             July 22, 1998
_____________________
Jimmy C.M. Hsu


--------------
* By Jeffrey C. Key, individually and as attorney-in-fact.

                             OFFICER'S CERTIFICATE


         THE UNDERSIGNED, Pamela S. Charles, the duly elected Vice President and Secretary of Family Golf Centers, Inc., a Delaware corporation (the "Registrant"), does hereby certify as follows:

         (i) The Registrant has instructed its bank to transmit to the Securities and Exchange Commission (the "Commission") $4,219.42, representing the registration filing fee, by wire transfer of such amount from the Registrant's account to the Commission's account at Mellon Bank as soon as practicable but no later than the close of business tomorrow;

         (ii) The Registrant will confirm the bank's receipt of such instructions during regular business hours tomorrow;

         (iii) The Registrant will not revoke such instructions;

         (iv) The Registrant has sufficient funds in the Registrant's account to cover the amount of the filing fee.

         IN WITNESS WHEREOF, I have executed this Certificate this 22nd day of July 1998.


                                            /s/ Pamela S. Charles
                                            ------------------------------
                                            Pamela S. Charles
                                            Vice President and Secretary

EXHIBITS

    5.1 Opinion of Squadron, Ellenoff, Plesent & Sheinfeld, LLP. 23.1(A) Consent of Richard A. Eisner & Company
    23.1(B)  Consent of Richard A. Eisner & Company
    23.2     Consent of Squadron, Ellenoff, Plesent & Sheinfeld, LLP
             (contained in Opinion filed as Exhibit 5.1).
    23.3     Consent of KPMG.
    23.4     Consent of Feldman, Gutterman, Meinberg & Co.
    23.5     Consent of Arthur Andersen LLP
   *24.1     Power of Attorney

--------------
* Incorporated herein by reference to the Company's Registration Statement of Form S-3, File No. 333-53503.